UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-06                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On August 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 2005 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  August 25, 2005         By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders August 25, 2005



Exhibit 99.1
Statement to Certificateholders August 25, 2005



                      Centex Home Equity Loan Trust 2005-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 August 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED      DEFERRED       PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1       102,250,000.00     71,888,046.54     6,464,132.28    221,654.81    6,685,787.09     0.00         0.00       65,423,914.26
AF2        16,390,000.00     16,390,000.00             0.00     53,267.50       53,267.50     0.00         0.00       16,390,000.00
AF3        26,710,000.00     26,710,000.00             0.00     92,149.50       92,149.50     0.00         0.00       26,710,000.00
AF4        32,930,000.00     32,930,000.00             0.00    129,524.67      129,524.67     0.00         0.00       32,930,000.00
AF5        45,320,000.00     45,320,000.00             0.00    199,408.00      199,408.00     0.00         0.00       45,320,000.00
AF6        24,850,000.00     24,850,000.00             0.00     97,122.08       97,122.08     0.00         0.00       24,850,000.00
AV1       334,180,000.00    223,424,262.22    23,074,799.29    688,767.35   23,763,566.64     0.00         0.00      200,349,462.93
AV2       154,520,000.00    154,520,000.00             0.00    486,995.53      486,995.53     0.00         0.00      154,520,000.00
AV3         9,780,000.00      9,780,000.00             0.00     32,002.33       32,002.33     0.00         0.00        9,780,000.00
M1         41,160,000.00     41,160,000.00             0.00    139,646.73      139,646.73     0.00         0.00       41,160,000.00
M2         37,000,000.00     37,000,000.00             0.00    126,170.00      126,170.00     0.00         0.00       37,000,000.00
M3         20,350,000.00     20,350,000.00             0.00     70,269.68       70,269.68     0.00         0.00       20,350,000.00
M4         18,030,000.00     18,030,000.00             0.00     66,140.05       66,140.05     0.00         0.00       18,030,000.00
M5         17,570,000.00     17,570,000.00             0.00     64,906.51       64,906.51     0.00         0.00       17,570,000.00
M6         16,650,000.00     16,650,000.00             0.00     62,941.63       62,941.63     0.00         0.00       16,650,000.00
M7         14,330,000.00     14,330,000.00             0.00     60,588.04       60,588.04     0.00         0.00       14,330,000.00
B          12,970,000.00     12,970,000.00             0.00     55,954.74       55,954.74     0.00         0.00       12,970,000.00
R                   0.00              0.00             0.00          0.00            0.00     0.00         0.00                0.00
TOTALS    924,990,000.00    783,872,308.76    29,538,931.57  2,647,509.15   32,186,440.72     0.00         0.00      754,333,377.19

XIO                 0.00    800,183,096.48             0.00         26.80           26.80      0.00        0.00      772,756,498.90
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          CURRENT
                       BEGINNING                                                               ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST            TOTAL          PRINCIPAL       CLASS        RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1      152314LY4       703.06157985     63.21889760      2.16777320        65.38667081       639.84268225    AF1      3.700000 %
AF2      152314LZ1     1,000.00000000      0.00000000      3.25000000         3.25000000     1,000.00000000    AF2      3.900000 %
AF3      152314MA5     1,000.00000000      0.00000000      3.45000000         3.45000000     1,000.00000000    AF3      4.140000 %
AF4      152314MB3     1,000.00000000      0.00000000      3.93333343         3.93333343     1,000.00000000    AF4      4.720000 %
AF5      152314MC1     1,000.00000000      0.00000000      4.40000000         4.40000000     1,000.00000000    AF5      5.280000 %
AF6      152314MD9     1,000.00000000      0.00000000      3.90833320         3.90833320     1,000.00000000    AF6      4.690000 %
AV1      152314ME7       668.57460716     69.04901338      2.06106694        71.11008032       599.52559378    AV1      3.580000 %
AV2      152314MF4     1,000.00000000      0.00000000      3.15166665         3.15166665     1,000.00000000    AV2      3.660000 %
AV3      152314MG2     1,000.00000000      0.00000000      3.27222188         3.27222188     1,000.00000000    AV3      3.800000 %
M1       152314MH0     1,000.00000000      0.00000000      3.39277770         3.39277770     1,000.00000000    M1       3.940000 %
M2       152314MJ6     1,000.00000000      0.00000000      3.41000000         3.41000000     1,000.00000000    M2       3.960000 %
M3       152314MK3     1,000.00000000      0.00000000      3.45305553         3.45305553     1,000.00000000    M3       4.010000 %
M4       152314ML1     1,000.00000000      0.00000000      3.66833333         3.66833333     1,000.00000000    M4       4.260000 %
M5       152314MM9     1,000.00000000      0.00000000      3.69416676         3.69416676     1,000.00000000    M5       4.290000 %
M6       152314MN7     1,000.00000000      0.00000000      3.78027808         3.78027808     1,000.00000000    M6       4.390000 %
M7       152314MP2     1,000.00000000      0.00000000      4.22805583         4.22805583     1,000.00000000    M7       4.910000 %
B        152314MQ0     1,000.00000000      0.00000000      4.31416654         4.31416654     1,000.00000000    B        5.010000 %
TOTALS                   847.43868448     31.93432531      2.86220300        34.79652831       815.50435917
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
               --------------------------------------------------

Sec. 7.09(ii)                           Distributions Allocable to Principal

                                        Group I
                                        Scheduled Monthly Payments                                                      256,862.88
                                        Curtailments                                                                     18,292.98
                                        Prepayments in Full                                                           5,726,725.23
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group II
                                        Scheduled Monthly Payments                                                      397,057.10
                                        Curtailments                                                                    352,890.46
                                        Prepayments in Full                                                          20,674,768.93
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Subordination Increase Amount                                                 2,112,333.99
                                        Excess Overcollateralization Amount                                                   0.00

Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF-1                                                                            0.00
                                        Class AF-2                                                                            0.00
                                        Class AF-3                                                                            0.00
                                        Class AF-4                                                                            0.00
                                        Class AF-5                                                                            0.00
                                        Class AF-6                                                                            0.00
                                        Class AV-1                                                                            0.00
                                        Class AV-2                                                                            0.00
                                        Class AV-3                                                                            0.00
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-5                                                                             0.00
                                        Class M-6                                                                             0.00
                                        Class M-7                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Subordinate Certificates
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-5                                                                             0.00
                                        Class M-6                                                                             0.00
                                        Class M-7                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                     221,686,413.53
                                        Group I Ending Aggregate Loan Balance                                        215,684,532.44

                                        Group II Beginning Aggregate Loan Balance                                    578,496,682.95
                                        Group II Ending Aggregate Loan Balance                                       557,071,966.46

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                            18,423,121.71
                                        Total Required Overcollateralization Amount                                   31,912,797.91

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                            7.9356 %
                                        Group II                                                                           6.8325 %

Sec. 7.09(xii)                          Monthly Remittance Amount
                                        Group I                                                                        7,468,397.40
                                        Group II                                                                      24,719,043.32

Sec. 7.09(xiii)                         Weighted Average Gross Margin
                                        Group II Loans                                                                     6.8852 %

Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                         664,640.47
                                        Group II                                                                        827,083.83

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                       6,001,881.09
                                        Group II                                                                     21,424,716.49

Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Subordinate                                                                           0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Subordinate                                                                           0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                                 7.94 %
                                        Group II Net WAC Cap                                                                6.61 %
                                        Subordinate Net WAC Cap                                                             6.63 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-5                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-5                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(xx)                Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)              Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                            Group 1
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                           1 Month                   74             4,734,849.80                  2.20 %
                                           2 Month                   22             1,489,134.19                  0.69 %
                                           3 Month                    7               854,061.76                  0.40 %
                                           Total                    103             7,078,045.75                  3.29 %
                                            Group 2
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                           1 Month                  190            23,062,478.79                  4.14 %
                                           2 Month                   34             3,647,020.80                  0.65 %
                                           3 Month                   17             2,288,447.61                  0.41 %
                                            Total                   241            28,997,947.20                  5.20 %
                                            Group Totals
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                           1 Month                  264            27,797,328.59                  3.60 %
                                           2 Month                   56             5,136,154.99                  0.66 %
                                           3 Month                   24             3,142,509.37                  0.41 %
                                            Total                   344            36,075,992.95                  4.67 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   20            1,643,582.18                  0.76 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   44            5,183,237.18                  0.93 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   64            6,826,819.36                  0.88 %

Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   11            1,085,007.80                  0.50 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   22            2,672,117.28                  0.48 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   33            3,757,125.08                  0.49 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                               11.00
                                        Balance of Balloon Loans                                                         616,663.98

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans

                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2              174,171.60                  0.08 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    4              352,562.52                  0.06 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    6              526,734.12                  0.07 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                           192,690.34
                                        Group II                                                                          382,639.15

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                                 0.00
                                        Cumulative Realized Losses                                                              0.00
                                        Group II:
                                        Monthly Realized Losses                                                                 0.00
                                        Cumulative Realized Losses                                                             20.97

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                                 0.00
                                        Group II                                                                                0.00

Sec. 7.09(b)(viii)                      60+ Delinquency Percentage (Rolling Three Month)                                    1.6933 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                            0.00 %
                                        Cumulative Realized Losses Since Cut-Off Date                                          20.97
                                        Aggregate Loan Balance as of the Cut-Off Date                                 925,008,634.98

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                             NO

                                        1-Month LIBOR for Current Distribution Date                                        3.46000 %




Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.